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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             ____________________


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 5, 2000



                         EDUCATION LOANS INCORPORATED
            (Exact name of registrant as specified in its charter)


             Delaware                    333-85963             91-1819974
   (State or other jurisdiction         (Commission           (IRS employer
          of incorporation)             file number)       identification No.)


              105 First Avenue Southwest, Aberdeen, South Dakota
                   (Address of principal executive offices)


      Registrant's telephone number, including area code: (605) 622-4400


                                Not Applicable
         (Former name or former address, if changed since last report)


Item 1.  Changes in Control of Registrant.

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not applicable.

Item 3.  Bankruptcy or Receivership.

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.
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Item 5.  Other Events.

         Not applicable.

Item 6.  Resignations of Registrant's Directors.

         Not applicable.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial statements of businesses acquired.

              Not applicable.

         (b)  Pro forma financial information.

              Not applicable.

         (c)  Exhibits.

              The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

          Exhibit No.*
          -----------

              1.1 Underwriting Agreement among Education Loans Incorporated, Student Loan Finance Corporation, GOAL Funding, Inc. and Salomon Smith Barney Inc., dated December 4, 2000

              4.2 Second Supplemental Indenture of Trust between Education Loans Incorporated and U.S. Bank National Association, as Trustee, dated as of December 1, 2000

              4.3 Auction Agent Agreement by and among Education Loans Incorporated, as Issuer, U.S. Bank National Association, as Trustee, and Bankers Trust Company, as Auction Agent, dated December 1, 2000 relating to $130,200,000 Education Loans Incorporated Student Loan Asset-Backed Notes Senior Series 2000-1A and B and Subordinate Series 2000-1C

              4.4 Broker-Dealer Agreement between Bankers Trust Company, as Auction Agent and Salomon Smith Barney Inc., as Broker-Dealer, dated as of December 1, 2000, relating to Education Loans Incorporated Student Loan Asset-Backed Notes Senior Series 2000-1A and B and Subordinate Series 2000-1C

              10.1 Amendment No. 1 to Servicing and Administration Agreement among Education Loans Incorporated, as Issuer, Student Loan Finance Corporation, as Servicer and Administrator and U.S. Bank National Association, as Trustee, dated as of December 1, 2000

              10.3 Transfer Agreement from Goal Funding, Inc. and U.S. Bank National Association, as Trustee to U.S. Bank National Association, as Trustee and Education Loans Incorporated, dated as of December 1, 2000

          ___________

          * Numbers correspond to a similarly numbered exhibit filed by the registrant on its registration statement (SEC File No. 333-85963).

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 EDUCATION LOANS INCORPORATED


Dated: December 8, 2000          By: /s/ A. Norgrin Sanderson
                                     -------------------------------
                                         A. Norgrin Sanderson
                                         President and Treasurer

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